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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 2003


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


          LOUISIANA                     0-23383                 72-1395273
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1      Press Release dated April 1, 2003

Item 9. Regulation FD Disclosure

         On April 1, 2003, OMNI Energy Services Corp. (the "Company") issued a press release announcing financial results for its fiscal year 2002. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 9 and
Item 12 of Form 8-K.

         The press release includes net loss excluding a non-recurring gain, which is a non-GAAP financial measure. Presenting net loss excluding a non-recurring gain provides insight into the results of operations of the Company and facilitates comparisons between the results of operations of the Company for the current, past and future periods. Management believes that the presentation of net loss excluding a non-recurring gain is useful to investors for these reasons.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OMNI ENERGY SERVICES CORP.


                                         By: /s/ G. Darcy Klug
                                             ----------------------------------
                                                 G. Darcy Klug
                                                 Chief Financial Officer

Dated: April 7, 2003



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                                INDEX TO EXHIBITS

Exhibit Number           Exhibit
   99.1                  Press Release dated April 1, 2003 *

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.